UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 30, 2007
OCEANEERING INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-10945	95-2628227
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

11911 FM 529
Houston, Texas	77041
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 329-4500

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Amended and Restated Bylaws

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
          On November 30, 2007 the Compensation Committee of the Board of Directors of Oceaneering International, Inc. approved increases in the annual base salary for the executive officers who were named executive officers in Oceaneering’s proxy statement for its 2007 annual stockholders meeting to the following amounts for 2008:

T. Jay Collins	$585,000
M. Kevin McEvoy	$370,000
Marvin J. Migura	$335,000
George R. Haubenreich, Jr.	$310,000
Philip D. Gardner	$250,000
          The Compensation Committee also approved for Mr. Gardner an increase in the amount credited to his notional account in Oceaneering’s Supplemental Executive Retirement Plan to 25% of his base annual salary for 2008.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
          On November 30, 2007, the Board of Directors of Oceaneering International, Inc. adopted amendments to Article V, Section 5.2 (Transfers of Shares) and Section 5.4 (Regulations Regarding Shares) of Oceaneering’s Amended and Restated Bylaws (the “Bylaws”) in order to make conforming changes and updates to those sections to facilitate the issuance of shares of capital stock by Oceaneering with or without certificates. This amendment was made in response to the listing requirements of the New York Stock Exchange (the “NYSE”) that mandate that all NYSE-listed companies become eligible to participate in a direct registration system operated by a securities depository on and after January 1, 2008. A direct registration program is a system for book-entry ownership of stock or other securities, in which shares are owned, recorded and transferred electronically without issuance of a physical share certificate. Because Sections 5.2 and 5.4 of the Bylaws previously contemplated that all shares of capital stock issued by Oceaneering would be represented by physical share certificates, Oceaneering’s Board of Directors determined it was appropriate to amended those sections of the Bylaws so that they would contemplate either certificated or uncertificated shares.
          The description of the amendments to the Bylaws set forth above does not purport to be complete and is qualified by reference to the full text of the Bylaws attached hereto as Exhibit 3.1 and incorporated into this Item 3.03 by reference.
Item 9.01 Financial Statements and Exhibits.
          (c) Exhibits
          3.1 Amended and Restated Bylaws of Oceaneering International, Inc. dated as of November 30, 2007.

1

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEANEERING INTERNATIONAL, INC.
By:	/s/ George R. Haubenreich, Jr.
George R. Haubenreich, Jr.
Senior Vice President, General Counsel and Secretary

Date: December 3, 2007

2

EXHIBIT INDEX

No.	Description

3.1	Amended and Restated Bylaws of Oceaneering International, Inc. dated as of November 30, 2007.